UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2008

Furniture Brands International, Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-00091	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

One North Brentwood, St. Louis, Missouri 63105

(Address of principal executive offices) (zip code)

  (314) 863-1100

(Registrant’s telephone number, including area code)

101 South Hanley Road, St. Louis, Missouri 63105

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the Company’s press release dated August 6, 2008 announcing its financial results for the second quarter ended June 30, 2008.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On August 6, 2008, the Company issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.04 per common share payable August 29, 2008 to shareholders of record at the close of business on August 18, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) 99.1

Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Press Release issued by the Company, dated August 6, 2008, announcing its financial results for the second quarter ended June 30, 2008 and its quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Steven G. Rolls
Name: Steven G. Rolls
Title: SVP, Chief Financial Officer

Dated: August 7, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Company, dated August 6, 2008, announcing its financial results for the second quarter ended June 30, 2008 and its quarterly dividend.